Presentation for Business Update August 13, 2024

Forward-Looking Statements This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of bitcoin mining data centers, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023, and in Cipher's subsequent filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures We use non-GAAP financial measures to assess and analyze our operational results and trends and to make financial and operational decisions. We believe these non-GAAP financial measures are useful to investors because they provide greater transparency regarding our operating performance. The non-GAAP financial measures included in this presentation should not be considered alternatives to measurements required by GAAP, and should not be considered measures of liquidity. These non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. Reconciliation of non-GAAP financial measures and GAAP financial measures are included in the tables accompanying this presentation. Reported results are presented in accordance with GAAP, whereas adjusted results are GAAP results adjusted to exclude the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved.

Key Indicators as of July 31, 2024

SELF-MINING HASHRATE

~8.7 EH/s → **~13.5 EH/s** → **~35.0 EH/s**

Current(1) | YE 2024E | 2025(2)

~2,270 BTC

BTC Held

FLEET EFFICIENCY

~27.8 J/TH → **~18.6 J/TH** → **~15.3 J/TH**

Current(1) | YE 2024E | 2025(2)

~2.7c

Weighted Average Power Price (c/kwh)3

Note: Values represented are approximations
(1) Expected to reach a total of ~9.3 EH/s with a fleet efficiency of ~27.0 J/TH/s by the end of Q3 2024
(2) Reflects Cipher's expected hashrate and fleet efficiency with the current operating fleet, energization of contracted rigs / hardware, implementation of software, and energization of 300 MW Black Pearl site assuming a PUE of ~1.06 and an efficiency of 13.2 J/TH/s per rig
(3) Represents the expected weighted average power price at Cipher's current sites

3

Growth: New Sites in Earlier Development Phases Bitcoin Adoption Grid Optimization Growth of AI/HPC Data Centers Securing 4 new North American sites with up to 1.7 GW of capacity at early development stages expected to energize 2027-2028 All sites have adequate access to consistent power, land, and fiber necessary to accommodate HPC All sites in areas with demand response programs enabling power trading optimization strategies Significant initial interest from potential financiers and HPC tenants Upstream movement into earlier phase of site development unlocks significant value – large scale sites at ~$12k/MW to ~$35k/MW New Sites 1.7 GW

Significant early interest from a broad set of potential investors, partners, and financiers Broad menu of options for project finance structures Wall Street management team with extensive capital raising experience at Goldman Sachs, Morgan Stanley, Alliance Bernstein, etc. Experienced industry experts with experience at Google, Vantage, Meta, etc. Best-in-class operations: Cipher’s Odessa data center becomes first BTC mining site to receive certification for Management & Operations from the Uptime Institute Deep bench of hyperscaler approved sub-contractors Growth: Launch of HPC Infrastructure Business Large scale power interconnect (100’s of MWs per site) 100% uptime availability HPC ready Sites Team Capital Cipher Key Advantages CIPHER MINING CAN BECOME A MARKET-LEADING HPC INFRASTRUCTURE PROVIDER New Sites 1.7 GW

Black Pearl Growth: Black Pearl Black pearl ~21.5 EH/s Estimated Hashrate(1) 300 MW Total Power Capacity Energization expected in 2Q 2025 Data center construction underway Steel erection, concrete foundations, and underground electrical progressing on schedule Design envisions 250 MW of air-cooled and 50 MW of liquid-cooled mining operations Assumes a PUE of ~1.06 and an efficiency of ~13.2 J/TH/s per rig for 300 MW build out at Black Pearl site

Growth: Reveille Reveille Reveille 70 MW Initial Approved Power Capacity 200 MW Total Potential Power Capacity On track to close new site in Cotulla, Texas Site features 70 MW available in Q1 2027, with potential to expand the capacity to 200 MW - subject to regulatory approvals Located in LZ_South, which diversifies exposure within ERCOT as other current sites are in LZ_West Planning for powered shell buildout of data center while marketing site to potential HPC tenants Reveille Site Reveille Site Cotulla San Antonio

Current Portfolio

Overview

YTD Operations Update

~$15,004 All-in Electricity Cost per BTC YTD 2024[1]

Odessa

~$14,876 all-in electricity cost per BTC YTD 2024[2]

~86% of July 2024 BTC production

Cipher JV Data Centers

Alborz, Bear & Chief

~$16,180 all-in electricity cost per BTC YTD 2024[3]

~14% of July 2024 BTC production

Steady Scaling

Power Capacity[4]



~327 MW
~266 MW
~327 MW
~266 MW
~627 MW
~566 MW
3Q24E
YE 2024E
2025

Self-Mining Hashrate



~9.3 EH/s
~13.5 EH/s
~35.0 EH/s
3Q24E
YE 2024E
2025(5)

(1) Reflects all-in electricity cost YTD through June 27; reconciled to June 27 to align dates of latest power bills received
(2) Reflects reconciled electricity cost YTD through June 27, including TDU charges and net of revenue generated from opportunistic power sales
(3) Reflects reconciled combined electricity cost YTD through June 27, including taxes, customer charges, 2021 storm surcharge, settlement charges, and TSDP charges
(4) Shaded area includes full capacity at JV sites
(5) Reflects Cipher's expected hashrate with the current operating fleet, energization of contracted rigs / hardware, implementation of software, and energization of 300 MW Black Pearl site assuming a PUE of ~1.06 and an efficiency of ~13.2 J/TH/s per rig

10

ODESSA

Operational Highlights

UPTIME INSTITUTE APPROVED M&O Cipher Mining Odessa 1 Exp. 9 August 2026



Odessa – 86% of BTC Production[1]

~6.9 EH/s
Current Operating Hashrate

~11.3 EH/s
YE 2024 Operating Hashrate[2]

~$23,563
All-in Electricity Cost per BTC **Post-Halving**[3]

~207 MW
Total Power Capacity

~1,622 BTC
BTC Mined YTD[4]



(1) Reflects approximate percentage of Cipher's July 2024 BTC production
(2) Assumes energization of contracted Bitmain S21 Pro and Canaan A1566 rig orders replacing least efficient machines
(3) Reflects reconciled electricity cost from April 20, 2024, to June 27, 2024, including TDU charges and net of revenue generated from opportunistic power sales
(4) YTD through July 2024

ALBORZ, BEAR & CHIEF

Operational Highlights

Alborz, Bear & Chief – 14% of BTC Production[(1)]

~3.7 EH/s
Operating Hashrate[(2)]

120 MW
Total Power Capacity

~$28,784
All-in Electricity Cost per BTC **Post-Halving**[(3)]

~384 BTC
BTC Mined YTD[(4)]





(1) Reflects approximate percentage of Cipher's July 2024 BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~1.8 EH/s
(3) Reflects reconciled combined electricity cost from April 20, 2024, to June 27, 2024, including taxes, settlement charges, TSDP charges, customer charges, and 2021 storm surcharge
(4) YTD through July 2024; joint venture with WindHQ LLC, of which Cipher owns ~188 BTC

Financial Update

$40m Q1 2024 ($15m) Q2 2024 gaap NET earnings $0.13 Q1 2024 ($0.05) Q2 2024 Gaap net earnings per share $48m Q1 2024 $37m Q2 2024 revenues Q2 2024 Quarter Over Quarter Financial Highlights Note: Values represented are approximations $63m Q1 2024 ($3m) Q2 2024 Adjusted Earnings $0.21 Q1 2024 ($0.01) Q2 2024 Adjusted earnings per Share

($13m) Q2 2023 ($15m) Q2 2024 gaap NET earnings ($0.05) Q2 2023 ($0.05) Q2 2024 Gaap net earnings per share $31m Q2 2023 $37m Q2 2024 revenues Q2 2024 Year Over Year Financial Highlights Note: Values represented are approximations $8m Q2 2023 ($3m) Q2 2024 Adjusted Earnings $0.03 Q2 2023 ($0.01) Q2 2024 Adjusted earnings per Share

Results of Operations QoQ and YoY Comparison

	Three Months Ended			Three Months Ended		
	June 30, 2024	March 31, 2024	% Change	June 30, 2024	June 30, 2023	% Change
Revenue - bitcoin mining	$ 36,808	$ 48,137	(24%)	$ 36,808	$ 31,224	18%
Costs and operating expenses (income)						
Cost of revenue	14,281	14,820	(4%)	14,281	15,868	(10%)
Compensation and benefits	16,285	13,036	25%	16,285	12,668	29%
General and administrative	8,365	6,077	38%	8,365	8,667	(3%)
Depreciation and amortization	20,251	17,244	17%	20,251	14,412	41%
Change in fair value of derivative asset	(21,980)	(7,359)	(199%)	(21,980)	(3,222)	(582%)
Power sales	(1,109)	(1,173)	5%	(1,109)	(5,651)	80%
Equity in losses (gains) of equity investees	577	(738)	178%	577	1,431	(60%)
Losses (gains) on fair value of bitcoin	16,309	(40,556)	140%	16,309	(860)	1,996%
Total costs and operating expenses (income)	52,979	1,351	3,821%	52,979	43,313	22%
Operating (loss) income	(16,171)	46,786	(135%)	(16,171)	(12,089)	(34%)
Other income (expense)						
Interest income	1,053	786	34%	1,053	25	4,112%
Interest expense	(372)	(400)	7%	(372)	(485)	23%
Change in fair value of warrant liability	-	250	(100%)	-	(22)	100%
Other expense	727	(1,958)	137%	727	(12)	6,158%
Total other income (expense)	1,408	(1,322)	207%	1,408	(494)	385%
(Loss) income before taxes	(14,763)	45,464	(132%)	(14,763)	(12,583)	(17%)
Current income tax expense	(335)	(386)	13%	(335)	(31)	(981%)
Deferred income tax expense	(193)	(5,178)	96%	(193)	(584)	67%
Total income tax expense	(528)	(5,564)	91%	(528)	(615)	14%
Net (loss) income	$ (15,291)	$ 39,900	(138%)	$ (15,291)	$ (13,198)	(16%)

Note: In thousands, except for percentages

16

Non-GAAP Adjusted Earnings QoQ and YoY Comparison

	Three Months Ended			Three Months Ended		
	June 30, 2024	March 31, 2024	% Change	June 30, 2024	June 30, 2023	% Change
Reconciliation of Adjusted Earnings:						
Net income (loss)	$ (15,291)	$ 39,900	(138%)	$ (15,291)	$ (13,198)	16%
Change in fair value of derivative asset	(21,980)	(7,359)	199%	(21,980)	(3,222)	582%
Share-based compensation expense	13,336	8,317	60%	13,336	9,178	45%
Depreciation and amortization	20,251	17,244	17%	20,251	14,412	41%
Deferred income tax expense	193	5,178	(96%)	193	584	(67%)
Change in fair value of warrant liability	-	(250)	(100%)	-	22	(100%)
Adjusted earnings	(3,491)	63,030	(106%)	(3,491)	7,776	(145%)

	Three Months Ended			Three Months Ended		
	June 30, 2024	March 31, 2024	% Change	June 30, 2024	June 30, 2023	% Change
Reconciliation of Adjusted (loss) earnings per share:						
Adjusted earnings	$ (3,491)	$ 63,030	(106%)	$ (3,491)	$ 7,776	(145%)
Weighted average shares outstanding - diluted	314,353,742	304,397,979	N/A	314,353,742	249,127,664	N/A
Adjusted (loss) earnings per share	$ (0.01)	$ 0.21	(105%)	$ (0.01)	$ 0.03	(136%)

Note: In thousands, except for share, per share amounts, and percentages

17

  June 30, 2024     December 31, 2023     (unaudited)         ASSETS           Current assets           Cash and cash equivalents $ 122,557     $ 86,105   Accounts receivable   286       622   Receivables, related party   176       245   Prepaid expenses and other current assets   3,599       3,670   Bitcoin   138,079       32,978   Derivative asset   44,702       31,878   Total current assets   309,399       155,498   Property and equipment, net   239,075       243,815   Deposits on equipment   58,063       30,812   Intangible assets, net   8,503       8,109   Investment in equity investees   49,949       35,258   Derivative asset   78,228       61,713   Operating lease right-of-use asset   9,926       7,077   Security deposits   22,246       23,855   Other noncurrent assets   203       -   Total assets $ 775,592     $ 566,137   LIABILITIES AND STOCKHOLDERS’ EQUITY           Current liabilities           Accounts payable $ 13,733     $ 4,980   Accounts payable, related party   -       1,554   Accrued expenses and other current liabilities   17,855       22,439   Finance lease liability, current portion   3,595       3,404   Operating lease liability, current portion   1,262       1,166   Warrant liability   -       250   Total current liabilities   36,445       33,793   Asset retirement obligation   19,337       18,394   Finance lease liability   9,281       11,128   Operating lease liability   9,181       6,280   Deferred tax liability   10,577       5,206   Total liabilities   84,821       74,801   Commitments and contingencies (Note 13)           Stockholders’ equity           Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of June 30, 2024 and December 31, 2023   -       -   Common stock, $0.001 par value, 500,000,000 shares authorized, 335,557,872 and 296,276,536 shares issued as of June 30, 2024 and December 31, 2023, respectively, and 328,616,426 and 290,957,862 shares outstanding as of June 30, 2024, and December 31, 2023, respectively   336       296   Additional paid-in capital   802,610       627,822   Accumulated deficit   (112,168)     (136,777) Treasury stock, at par, 6,941,446 and 5,318,674 shares at June 30, 2024 and December 31, 2023, respectively   (7)     (5) Total stockholders’ equity   690,771       491,336   Total liabilities and stockholders’ equity $ 775,592     $ 566,137   Consolidated Balance Sheets Note: In thousands, except for share and per share amounts

Appendix

Statements of Changes in Stockholders' Equity (Deficit)

Three Months Ended June 30, 2024

	Common Stock		Additional	Accumulated	Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Deficit	Shares	Amount	Stockholders' Equity
Balance as of March 31, 2024	**312,649,102**	**$ 313**	**$ 697,494**	**$ (96,877)**	**(6,105,772)**	**$ (6)**	**$ 600,924**
Issuance of common shares, net of offering costs - At-the-market offering	20,626,145	21	95,836	-	-	-	95,857
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	2,282,625	3	(4,057)	-	(835,674)	(1)	(4,055)
Share-based compensation	-	-	13,337	-	-	-	13,337
Net loss	-	-	-	(15,291)	-	-	(15,291)
Balance as of June 30, 2024	**335,557,872**	**$ 336**	**$ 802,610**	**$ (112,168)**	**(6,941,446)**	**$ (7)**	**$ 690,771**

Three Months Ended June 30, 2023

	Common Stock		Additional	Accumulated	Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Deficit	Shares	Amount	Stockholders' Equity
Balance as of March 31, 2023	**253,050,088**	**$ 253**	**$ 462,181**	**$ (115,553)**	**(4,144,081)**	**$ (4)**	**$ 346,877**
Issuance of common shares, net of offering costs - At-the-market offering	978,207	1	2,744				2,745
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	674,817	-	(632)	-	(237,654)	-	(632)
Share-based compensation	92,514	-	9,178	-	-	-	9,178
Net loss	-	-		(13,198)	-	-	(13,198)
Balance as of June 30, 2023	**254,795,626**	**$ 254**	**$ 473,471**	**$ (128,751)**	**(4,381,735)**	**$ (4)**	**$ 344,970**

Note: In thousands, except for share amounts

20

Six months ended June 30,     2024     2023   Cash flows from operating activities           Net income (loss) $ 24,609     $ (17,751) Adjustments to reconcile net income (loss) to net cash used in operating activities:           Depreciation   37,192       26,067   Amortization of intangible assets   303       -   Amortization of operating right-of-use asset   565       452   Share-based compensation   21,654       17,988   Equity in (gains) losses of equity investees   (161)     2,181   Non-cash lease expense   762       878   Other operating activities   (1,839)     -   Income taxes   5,371       637   Bitcoin received as payment for services   (85,281)     (52,836) Change in fair value of derivative asset   (29,339)     (8,550) Change in fair value of warrant liability   (250)     59   Gains on fair value of bitcoin   (24,247)     (5,124) Changes in assets and liabilities:           Accounts receivable   336       (282) Receivables, related party   69       (512) Prepaid expenses and other current assets   71       4,994   Security deposits   1,609       (12) Other non-current assets   (203)     -   Accounts payable   (47)     (185) Accounts payable, related party   -       (1,529) Accrued expenses and other current liabilities   (2,745)     6,323   Lease liabilities   (417)     (594) Net cash used in operating activities   (51,988)     (27,796) Cash flows from investing activities           Proceeds from sale of bitcoin   10,334       52,475   Deposits on equipment   (35,748)     (2,932) Purchases of property and equipment   (15,766)     (28,541) Purchases and development of software   (698)     -   Prepayments on financing leases   -       (3,676) Capital distributions from equity investees   -       3,807   Investment in equity investees   (20,435)     (3,095) Net cash (used in) provided by investing activities   (62,313)     18,038   Cash flows from financing activities           Proceeds from the issuance of common stock   163,276       2,821   Offering costs paid for the issuance of common stock   (2,868)     (76) Repurchase of common shares to pay employee withholding taxes   (7,237)     (1,114) Principal payments on financing lease   (2,418)     (2,059) Net cash provided by (used in) financing activities   150,753       (428) Net increase (decrease) in cash and cash equivalents   36,452       (10,186) Cash and cash equivalents, beginning of the period   86,105       11,927   Cash and cash equivalents, end of the period $ 122,557     $ 1,741   Supplemental disclosure of noncash investing and financing activities           Reclassification of deposits on equipment to property and equipment $ 13,799     $ 72,130   Bitcoin received from equity investees $ 5,907     $ 317   Settlement of related party payable related to master services and supply agreement $ 1,554     $ -   Right-of-use asset obtained in exchange for finance lease liability $ 3,414     $ 14,212   Equity method investment acquired for non-cash consideration $ -     $ 1,926   Sales tax accrual on machine purchases $ -     $ 1,837   Finance lease cost in accrued expenses $ -     $ 2,034   Consolidated Statement of Cash Flows Note: In thousands